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                                                                      Exhibit 21


                                     Page 1

                LIST OF SUBSIDIARIES AND PLACES OF INCORPORATION

AMS MEDINVENT S.A.

Incorporated State:        Switzerland

BSC FSC, INC.

Incorporated State:        Barbados

BSC FINANCE CORP.

Incorporated State:        Indiana

BSC FINANCE TRUST

Incorporated State:        Massachusetts

BSC INTERNATIONAL CORPORATION

Incorporated State:        Delaware

BSC INTERNATIONAL HOLDING LIMITED

Incorporated State:        Ireland

BSC INTERNATIONAL MEDICAL TRADING (SHANGHAI) CO., LTD.

Incorporated State:        People's Republic of China

BSC SECURITIES CORPORATION

Incorporated State:        Massachusetts

BOSTON SCIENTIFIC (MALAYSIA) SDN. BHD.

Incorporated State:        Malaysia

BOSTON SCIENTIFIC (SOUTH AFRICA) (PROPRIETARY) LIMITED

Incorporated State:        South Africa

BOSTON SCIENTIFIC (THAILAND) LTD.

Incorporated State:        Thailand

BOSTON SCIENTIFIC (ZURICH) GMBH

Incorporated State:        Switzerland

BOSTON SCIENTIFIC AG

Incorporated State:        Switzerland

BOSTON SCIENTIFIC ARGENTINA S.A.

Incorporated State:        Argentina



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                                     Page 2

                LIST OF SUBSIDIARIES AND PLACES OF INCORPORATION

BOSTON SCIENTIFIC ASIA PACIFIC PTE. LTD.

Incorporated State:        Singapore

BOSTON SCIENTIFIC B.V.

Incorporated State:        Netherlands

BOSTON SCIENTIFIC BENELUX B.V.

Incorporated State:        Netherlands

BOSTON SCIENTIFIC BENELUX SA

Incorporated State:        Belgium

BOSTON SCIENTIFIC CESKA REPUBLIKA, S.R.O.

Incorporated State:        Czech Republic

BOSTON SCIENTIFIC COLOMBIA LIMITADA

Incorporated State:        Colombia

BOSTON SCIENTIFIC CORK LIMITED

Incorporated State:        Ireland

BOSTON SCIENTIFIC CORPORATION

Incorporated State:        Delaware

BOSTON SCIENTIFIC CORPORATION NORTHWEST TECHNOLOGY CENTER, INC.

Incorporated State:        Washington

BOSTON SCIENTIFIC DENMARK A/S

Incorporated State:        Denmark

BOSTON SCIENTIFIC DISTRIBUTION COMPANY

Incorporated State:        Ireland

BOSTON SCIENTIFIC DISTRIBUTION IRELAND LIMITED

Incorporated State:        Ireland

BOSTON SCIENTIFIC EASTERN EUROPE B.V.

Incorporated State:        Netherlands

BOSTON SCIENTIFIC EUROPE S.P.R.L.

Incorporated State:        Belgium



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                                     Page 3

                LIST OF SUBSIDIARIES AND PLACES OF INCORPORATION

BOSTON SCIENTIFIC FSC CORPORATION

Incorporated State:        Barbados

BOSTON SCIENTIFIC FAR EAST B.V.

Incorporated State:        Netherlands

BOSTON SCIENTIFIC GES.M.B.H.

Incorporated State:        Austria

BOSTON SCIENTIFIC HONG KONG LIMITED

Incorporated State:        Hong Kong

BOSTON SCIENTIFIC HUNGARY TRADING LIMITED LIABILITY COMPANY

Incorporated State:        Hungary

BOSTON SCIENTIFIC IBERICA, S.A.

Incorporated State:        Spain

BOSTON SCIENTIFIC INTERNATIONAL B.V.

Incorporated State:        Netherlands

BOSTON SCIENTIFIC INTERNATIONAL CORPORATION

Incorporated State:        Virgin Islands

BOSTON SCIENTIFIC INTERNATIONAL S.A.

Incorporated State:        France

BOSTON SCIENTIFIC IRELAND LIMITED

Incorporated State:        Ireland

BOSTON SCIENTIFIC JAPAN K.K.

Incorporated State:        Japan

BOSTON SCIENTIFIC KOREA CO., LTD.

Incorporated State:        Korea

BOSTON SCIENTIFIC LATIN AMERICA B.V.

Incorporated State:        Netherlands

BOSTON SCIENTIFIC LATIN AMERICA B.V. (CHILE) LTDA.

Incorporated State:        Chile



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                                     Page 4

                LIST OF SUBSIDIARIES AND PLACES OF INCORPORATION


BOSTON SCIENTIFIC LIMITED

Incorporated State:        England

BOSTON SCIENTIFIC LIMITED

Incorporated State:        Ireland


BOSTON SCIENTIFIC LTD.

Incorporated State:        Canada

BOSTON SCIENTIFIC MEDIZINTECHNIK GMBH

Incorporated State:        Germany

BOSTON SCIENTIFIC NEW ZEALAND LIMITED

Incorporated State:        New Zealand

BOSTON SCIENTIFIC NORDIC AB

Incorporated State:        Sweden

BOSTON SCIENTIFIC NORWAY AS

Incorporated State:        Norway

BOSTON SCIENTIFIC PHILIPPINES, INC.

Incorporated State:        Philippines

BOSTON SCIENTIFIC POLSKA SP. Z O.O.

Incorporated State:        Poland

BOSTON SCIENTIFIC PTY. LTD.

Incorporated State:        Australia

BOSTON SCIENTIFIC PUERTO RICO, INC.

Incorporated State:        Puerto Rico

BOSTON SCIENTIFIC S.P.A.

Incorporated State:        Italy

BOSTON SCIENTIFIC SCIMED, INC.

Incorporated State:        Minnesota

BOSTON SCIENTIFIC SWITZERLAND S.A.R.L.

Incorporated State:        Switzerland



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                                     Page 5

                LIST OF SUBSIDIARIES AND PLACES OF INCORPORATION


BOSTON SCIENTIFIC TIP GERECLERI LIMITED SIRKETI

Incorporated State:        Turkey

BOSTON SCIENTIFIC URUGUAY S.A.

Incorporated State:        Uruguay

BOSTON SCIENTIFIC DE MEXICO, S.A. DE C.V.

Incorporated State:        Mexico

BOSTON SCIENTIFIC DE VENEZUELA, S.A.

Incorporated State:        Venezuela

BOSTON SCIENTIFIC DO BRASIL LTDA.

Incorporated State:        Brazil

BOSTON SCIENTIFIC, S.A.

Incorporated State:        France

CORVITA CANADA, INC.

Incorporated State:        Canada

CORVITA CORPORATION

Incorporated State:        Florida

CORVITA EUROPE S.A.

Incorporated State:        Belgium

EP TECHNOLOGIES, INC.

Incorporated State:        Delaware

FORWICH LIMITED

Incorporated State:        Ireland

HEART TECHNOLOGY FSC, INC.

Incorporated State:        Barbados

INTERVENTIONAL THERAPEUTICS CORPORATION

Incorporated State:        California

INTERVENTIONAL THERAPEUTICS INT'L

Incorporated State:        California




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                                     Page 6

                LIST OF SUBSIDIARIES AND PLACES OF INCORPORATION


LABORATOIRES CORVITA S.A.R.L.

Incorporated State:        France

MM FOREIGN SALES CORPORATION

Incorporated State:        Virgin Islands

MEADOX (U.K.) LIMITED

Incorporated State:        England

MEADOX MEDICALS, INC.

Incorporated State:        New Jersey

NAMIC INTERNATIONAL INC.

Incorporated State:        Virgin Islands

NILO HOLDING SA

Incorporated State:        Switzerland

SCHNEIDER PUERTO RICO

Incorporated State:        Delaware

SCHNEIDER/NAMIC

Incorporated State:        Delaware

SCIMED LIFE SYSTEMS LIMITED

Incorporated State:        England

SCIMEDMEDIZENTECHNIK GMBH I.L.

Incorporated State:        Germany

SCHNEIDER (EUROPE) GMBH

Incorporated State:        Switzerland

SCHNEIDER BELGIUM N.V.

Incorporated State:        Belgium

SCHNEIDER HOLLAND BV

Incorporated State:        Netherlands




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                                     Page 7

                LIST OF SUBSIDIARIES AND PLACES OF INCORPORATION

SCHNEIDER IRELAND BV

Incorporated State:        Netherlands

SCHNEIDER PUERTO RICO

Incorporated State:        Delaware

SCIMED LIFE SYSTEMS, INC.

Incorporated State:        Minnesota

SCIMED, INC.

Incorporated State:        Minnesota

SYMBIOSIS CORPORATION

Incorporated State:        Florida

TARGET THERAPEUTICS INTERNATIONAL SALES CORPORATION

Incorporated State:        Barbados

TARGET THERAPEUTICS INTERNATIONAL, INC.

Incorporated State:        Delaware

TARGET THERAPEUTICS, INC.

Incorporated State:        Delaware

BOSTON SCIENTIFIC EASTERN EUROPE B.V.- LEBANESE REPRESENTATIVE OFFICE

Incorporated State:        Netherlands

BOSTON SCIENTIFIC FAR EAST B.V. - BRANCH OFFICE (SINGAPORE)

Incorporated State:        Netherlands

BOSTON SCIENTIFIC FAR EAST B.V. - INDONESIA REPRESENTATIVE OFFICE

Incorporated State:        Netherlands

BOSTON SCIENTIFIC FAR EAST B.V. - REPRESENTATIVE OFFICE (INDONESIA)

Incorporated State:        Netherlands

BOSTON SCIENTIFIC IBERICA S.A. - PORTUGUESE BRANCH

Incorporated State:        Spain

BOSTON SCIENTIFIC INTERNATIONAL B.V. - BEIJING REPRESENTATIVE OFFICE

Incorporated State:        Netherlands



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                                     Page 8

                LIST OF SUBSIDIARIES AND PLACES OF INCORPORATION

BOSTON SCIENTIFIC INTERNATIONAL B.V. - CYPRUS BRANCH OFFICE

Incorporated State:        Netherlands

BOSTON SCIENTIFIC INTERNATIONAL B.V. - FRENCH BRANCH

Incorporated State:        Netherlands

BOSTON SCIENTIFIC INTERNATIONAL B.V. - GUANGZHOU REPRESENTATIVE OFFICE

Incorporated State:        Netherlands

BOSTON SCIENTIFIC INTERNATIONAL B.V. - MUMBAI BRANCH

Incorporated State:        Netherlands

BOSTON SCIENTIFIC INTERNATIONAL B.V. - SHANGHAI REPRESENTATIVE OFFICE

Incorporated State:        Netherlands

BOSTON SCIENTIFIC INTERNATIONAL B.V. - TAIWAN BRANCH

Incorporated State:        Netherlands

BOSTON SCIENTIFIC LIMITED - BAHAMAS BRANCH

Incorporated State:        Ireland

BOSTON SCIENTIFIC LIMITED - BARBADOS (INTERNATIONAL BUSINESS COMPANY)

Incorporated State:        Ireland